Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mayor’s Jewelers, Inc. (the “Company”) on Form 10-K for the year ended March 26, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence R. Litowitz, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2005

/s/ Lawrence R. Litowitz

Lawrence R. Litowitz

Interim Chief Financial Officer